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                                                                    EXHIBIT 2(a)
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 10, 1997 which appears in Exhibit 99 of this amendment No. 2 to the Annual Report on Form 10-K/A for the fiscal year ended January 31, 1997 of The Maxim Group, Inc. into the Company's previously filed Registration Statements on Form S-8.

                                         /S/Arthur Andersen LLP



Atlanta, GA
October 10, 1997


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